Exhibit 99.2
Fiscal 2012
3rd Quarter Presentation
May 23, 2012

Participants
Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and
Non-GAAP Information
Forward-Looking Statements and
Non-GAAP Information
 Fiscal 2012 third quarter results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “believe,” “expect,” “anticipate,” “estimate,”
 “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 30, 2011, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission
 (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 11 through 14 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

Q3-2012 Overview
■ Contract revenue of $296.1 million grew 17.3% compared to $252.4 million in the prior year quarter
■ Adjusted EBITDA grew 25.8% year-over-year to $29.9 million in Q3-12
■ GAAP net income of $0.28 per share diluted compared to Non-GAAP net income of $0.10 per share diluted in Q3-11
■ Repurchased 495,500 common shares at an average price of $22.08 per share
Note: Non-GAAP net income per share diluted of $0.10 in Q3-11 is adjusted for the after-tax impact of a $0.6 million litigation settlement charge, and loss on debt extinguishment of $2.6 million. See “Regulation G Disclosure” slides 11-14 for a reconciliation of GAAP to Non-GAAP financial measures.

Revenue % by Customer - Top 5 in Q3-12
20%
15%
10%
5%
0%
13.4%
21.1%
13.0%
11.0%
12.5%
13.7%
11.1%
8.7%
9.0%
7.1%
AT&T
CenturyLink
Comcast
Verizon
Windstream
Q3-12
Q3-11

Non-GAAP Organic Growth (Decline)
30%
20%
10%
0%
(10)%
(20)%
(30)%
(16.3)%
(18.8)%
(10.7)%
(8.0)%
(3.1)%
1.0%
(1.6)%
2.7%
5.4%
15.2%
19.2%
17.3%
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12

DYCOM INDUSTRIES INC.

Revenue Summary
■ Top 5 customers represented 59.0% of revenue in
 Q3-12 compared to 61.6% of revenue in Q3-11
 ➢ CenturyLink, Dycom’s second largest customer,
 grew over 38% year over year
 ➢ Verizon and Windstream, Dycom’s fourth and fifth
 largest customers, both grew 49% year over year
■ Revenue growth of 17.3%, fifth consecutive quarter of
 organic growth
 ➢ Revenue from Top 5 customers up 12.3%
 ➢ Combined revenue from other customers up 25.4%
* For comparison purposes, revenues from CenturyLink, Inc. and Qwest Communications International, Inc. have been combined for each period presented. Additionally, revenues from Windstream Corporation and Kentucky Data Link, Inc. have been combined for each period presented.
Note: See “Regulation G Disclosure” slides 11 -14 for a reconciliation of GAAP to Non-GAAP financial measures.

Backlog ($ in millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$1,114
$1,017
$1,316
$1,373
$1,412
$1,442
$1,819
$1,744
$640
$600
$730
$746
$754
$791
$967
$961
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Total Backlog
12 Month Backlog

Number of Employees
10,000
9,000
8,000
7,000
8,897
8,550
8,212
8,161
8,320
8,285
8,288
8,207
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Number of employees

Backlog and Awards
Current Awards and Extensions
Customers	Description	Area	Approximate Term (in years)
■Comcast	Cable Installation Services	New Jersey, Pennsylvania, Texas	4
■Windstream	Construction and Maintenance Services	Georgia	2
■Time Warner Cable	Construction and Maintenance Services	California	2
■Verizon	Engineering Services	Florida, Virginia, Texas	3
■Various	Rural broadband	Georgia, North Carolina, Tennessee, Vermont	1
Third Quarter Backlog at $1.744 billion

Contract Revenues
($ in millions)
$350
$300
$250
$200
$150
$100
$252.4
$296.1
Q3-11
Q3-12

Customer Revenue Mix
($ in millions)
100%
80%
60%
40%
20%
0%
83.8%
86.5%
$211
$256
13.7%
10.9%
$35
$32
2.5%
2.6%
Telecommunications
Underground Facility Locating
Electric and Gas Utilities and Other Construction Maintenance
Q3-11
Q3-12

Adjusted EBITDA - Non-GAAP
($ in millions)
$40
$30
$20
$10
$-
$23.8
$29.9
Q3-11
Q3-12

DYCOM INDUSTRIES INC.

Summary Results
($ in millions, except per share data)	Q3-11 (Non-GAAP)	Q3-12
Net Income	$ 3.4	$ 9.6
Fully Diluted EPS	$0.10	$0.28
Revenue growth of 17.3%, highest 3rd quarter organic growth
in 8 years
Adjusted EBITDA growth of 25.8% from improved performance
EPS of $0.28 per common share diluted as compared to
Non-GAAP EPS of $0.10 in the prior year quarter
Revenue from Telecommunications customers 86.5% of total
Note: See “Regulation G Disclosure” slides 11-14 for a reconciliation of
GAAP to Non-GAAP financial measures.
Adjusted EBITDA- Non-GAAP as a % of revenues	9.4%	10.1%
17.3%

Selected Information
(a) Amounts may not foot due to rounding.
(b) Percentages disclosed under the financial amounts for Q3-12 and Q3-11 represent the percentage of contract revenues for the applicable period.
	Q3-12	Q3-11	Change (a)
($ in millions)(b)
Contract Revenues	$296.1	$252.4	$43.7
Cost of Earned Revenues (Non-GAAP Q3-11)	$241.4 81.5%	$206.4 81.8%	$34.9 (0.3)%
General & Administrative	$27.0 9.1%	$23.7 9.4%	$3.3 (0.3)%
Depreciation & Amortization	$15.6 5.3%	$15.5 6.1%	$0.1 (0.9)%
Interest Expense, net	$4.2 1.4%	$4.4 1.7%	$(0.2) (0.3)%
Other Income, net	$7.6 2.6%	$3.5 1.4%	$4.1 1.2%
Net Income - (Non- GAAP Q3-11)	$9.6 3.3%	$3.4 1.3%	$6.3 1.9%
Adjusted EBITDA - Non- GAAP	$29.9 10.1%	$23.8 9.4%	$6.1 0.7%
Revenue growth of 17.3%
■Growth within existing contracts
■Rural broadband projects
Adjusted EBITDA % increased
68 basis points as a % of revenue
to $29.9 million
■Improved operating leverage
■Maintained cost discipline
Other income, net increased to
$7.6 million from higher asset
sales and favorable pricing
Note: See “Regulation G Disclosure” slides 11-14 for a reconciliation of GAAP to Non-GAAP financial measures.

Cash Flows from Operating Activities and
Cap-ex, net of disposals
($ in millions)
$55
$45
$35
$25
$15
$5
-$5
-$15
$4.5
$6.9
$26.6
$(8.2)
$19.4
$14.4
$51.4
$20.1
$7.8
$(2.4)
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Cash Flows from Operating Activities
Cap-ex, net of disposals

	July 30, 2011	April 28, 2012
	($ in millions)	
Cash and equivalents	$ 44.8	$ 66.7
Debt:		
7.125% Senior Subordinated Notes, due January 2021	$ 187.5	$ 187.5
Senior Credit Agreement, due June 2015	$ -	$ -
Capital Leases	$ 0.3	$ 0.1
Letters of Credit outstanding	$ 39.9	$ 39.1
Availability on $225 million Senior Credit Agreement	$ 156.9	$ 185.9

Cash Flow and Liquidity
Operating cash flows and targeted
capital spending support growth
■Cash flow supported growth in operations
during the quarter
■Capital expenditures, net of disposals, of
$7.8 million

Balance Sheet Strength
■Ample liquidity from cash on hand of $66.7
million and $185.9 million of availability under
Senior Credit Agreement
■Repurchased 495,500 shares of common
stock at an average price of $22.08 per share

Summary
■ End market opportunities driving organic growth
 } Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services
 } Broadband stimulus funding meaningfully increasing network construction for rural service providers
 } Cable operators deploying fiber to small and medium
 businesses
 } Wireless carriers upgrading from 3G to 4G technologies
 } Telephone companies deploying FTTX to enable video
 offerings
■ Increased market share has expanded the portion of revenues that is recurring

Looking Ahead
■ Revenue which grows in the high-single digits as a percentage of the prior year’s quarterly revenue, after adjusting for storm work
■ Margins and earnings which reflect operating efficiencies at higher revenue levels
■ Strong cash flows dedicated, as projected returns direct, to supporting organic growth, accretive acquisition opportunities and share repurchases
■ Confident that solid operating trends will continue for a sustained period
Q4 - 2012:
■ Revenue which grows high-single digit to low-double digits as a percentage of Q4-11 quarterly revenue, after excluding Q4-11 storm work of $14.1 million
■ Gross margins in-line year over year
■ General and administrative expenses sequentially in-line
■ Depreciation and amortization which is flat on a sequential basis
■ Other income which decreases approximately $2.0 million from Q4-11

Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended April 28, 2012	Three Months Ended April 30, 2011	Nine Months Ended April 28, 2012	Nine Months Ended April 30, 2011
	(Dollars in thousands)			
Reconciliation of Net income to Adjusted EBITDA:				
Net income	$ 9,645	$ 1,489	$ 26,096	$ 3,142
Interest expense, net	4,178	4,395	12,528	11,813
Provision for income taxes	6,004	1,208	16,956	3,144
Depreciation and amortization expense	15,561	15,491	47,047	46,894
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	35,388	22,583	102,627	64,993
Gain on sale of fixed assets	(7,439)	(3,300)	(12,578)	(6,810)
Stock-based compensation expense	1,933	1,314	4,901	3,086
Loss on debt extinguishment	-	2,557	-	8,296
Charge for a wage and hour class action litigation settlement	-	600	-	600
Acquisition related costs	-	-	-	223
Adjusted EBITDA (Non-GAAP)	$ 29,882	$ 23,754	$ 94,950	$ 70,388

Appendix: Regulation G Disclosure
  The above table presents the Non-GAAP financial measure of Adjusted EBITDA for the three and nine months ended April 28, 2012 and April 30,
 2011 and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment acquisition-related costs, and charges for a wage and hour class action settlement.  The Company believes this Non-GAAP financial measure provides information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-
 period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Appendix: Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures

($ in millions)

The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth (revenue growth excluding revenues from storm restoration services and businesses acquired).

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS	NON-GAAP Contract Revenues	Revenue Growth (Decline) % (a)	
				GAAP	NON-GAAP (Organic)
Q3-12	$ 296.1	$ -	$ 296.1	17.3% (b)	17.3% (b)
Q2-12	$ 267.4	$ (13.6) (c)	$ 253.8	22.5%	19.2%
Q1-12	$ 319.6	$ (18.2) (c)	$ 301.4	22.2%	15.2%
Q4-11	$ 303.7	$ (28.2) (c)	$ 275.5	7.9%	5.4%
Q3-11	$ 252.4	$ (14.4) (c)	$ 238.0	8.9%	2.7%
Q2-11	$ 218.2	$ (5.3) (c)	$ 212.9	0.9%	(1.6)%
Q1-11	$ 261.6	$ -	$ 261.6	1.0% (b)	1.0% (b)
Q4-10	$ 281.5	$ (20.1) (c)	$ 261.4	4.4%	(3.1)%
Q3-10	$ 231.6	$ -	$ 231.6	(10.1)%	(8.0)%
Q2-10	$ 216.3	$ -	$ 216.3	(11.9)%	(10.7)%
Q1-10	$ 259.1	$ -	$ 259.1	(22.4)%	(18.8)%
Q4-09	$ 269.7	$ -	$ 269.7	(16.3)%	(16.3)%
Q3-09	$ 257.7	$ (5.9) (c)	$ 251.8		
Q2-09	$ 245.5	$ (3.3) (c)	$ 242.2		
Q1-09	$ 334.0	$ (15.0) (c)	$ 318.9		
Q4-08	$ 322.1	$ -	$ 322.1		

DYCOM INDUSTRIES INC.

Amounts may not foot due to rounding.
  (a) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period;
 divided by (ii) revenues in the comparative prior year quarter period.
 (b) For Q3-12, GAAP and Non-GAAP revenue growth percentages are the same as revenues from business acquired in 2011 were included for the full quarter in each period and there were no other Non-GAAP adjustments in either period. For Q1-11, GAAP and Non-GAAP revenue growth percentages are the same as there were no
 Non-GAAP adjustments in either period.
 (c) Non-GAAP adjustments in Q2-12, Q3-11 and Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q1-12 reflect storm restoration revenues ($3.7 million) and revenues from businesses acquired during Q2-11 ($14.5 million). Non-GAAP adjustments in Q4-11 reflect storm restoration revenues ($14.1 million) and revenues from businesses acquired during Q2-11 ($14.1 million). Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 reflect storm restoration revenues recognized during those periods.

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Three Months Ended April 28, 2012			Three Months Ended April 30, 2011		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 296,103	$ -	$ 296,103	$ 252,363	$ -	$ 252,363
Cost of earned revenues, excluding depreciation and amortization	241,386	-	241,386	207,045	(600) (a)	206,445
General and administrative expenses	26,956	-	26,956	23,678	-	23,678
Depreciation and amortization	15,561	-	15,561	15,491	-	15,491
Interest expense, net	(4,178)	-	(4,178)	(4,395)	-	(4,395)
Loss on debt extinguishment	-	-	-	(2,557)	2,557 (b)	-
Other income, net	7,627	-	7,627	3,500	-	3,500
Income before income taxes	15,649	-	15,649	2,697	3,157	5,854
Provision for income taxes (d)	6,004	-	6,004	1,208	1,256 (c)	2,464
Net income	$ 9,645	$ -	$ 9,645	$ 1,489	$ 1,901	$ 3,390
Diluted income per share	$ 0.28	$ -	$ 0.28	$ 0.04	$ 0.05	$ 0.10
Shares used in computing Diluted EPS:	34,682,891		34,682,891	35,323,667		35,323,667

Amounts may not foot due to rounding.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
The items reconciling "GAAP" to “Non-GAAP” financial measures are specifically described below:

(a) Charge for a wage and hour class action litigation settlement.
(b) Loss on debt extinguishment associated with the redemption of $48.4 million in aggregate principal amount of the Company’s 8.125% senior subordinated notes due
2015.
(c) Provision for income taxes includes the tax effect of the other reconciling items identified herein.
(d) The provision for income taxes, divided by income before income taxes, represents the effective tax rate. On a GAAP basis, this rate was 38.4% and 44.8% for the three months ended April 28, 2012 and April 30, 2011, respectively. On a Non-GAAP basis, this rate was 42.1% for the three months ended April 30, 2011.

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Nine Months Ended April 28, 2012			Nine Months Ended April 30, 2011		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 883,085	$ -	$ 883,085	$ 732,150	$ -	$ 732,150
Cost of earned revenues, excluding depreciation and amortization	716,812	-	716,812	597,987	(600) (a)	597,387
General and administrative expenses	76,589	-	76,589	68,338	(223) (b)	68,115
Depreciation and amortization	47,047	-	47,047	46,894	-	46,894
Interest expense, net	(12,528)	-	(12,528)	(11,813)	-	(11,813)
Loss on debt extinguishment	-	-	-	(8,296)	8,296 (c)	-
Other income, net	12,943	-	12,943	7,464	-	7,464
Income before income taxes	43,052	-	43,052	6,286	9,119	15,405
Provision for income taxes (e)	16,956	-	16,956	3,144	3,342 (d)	6,486
Net income	$ 26,096	$ -	$ 26,096	$ 3,142	$ 5,777	$ 8,919
Diluted income per share	$ 0.76	$ -	$ 0.76	$ 0.09	$ 0.16	$ 0.25
Shares used in computing Diluted EPS:	34,516,902		34,516,902	36,130,585		36,130,585

Amounts may not foot due to rounding.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
The items reconciling "GAAP" to “Non-GAAP” financial measures are specifically described below:

(a) Charge for a wage and hour class action litigation settlement.
(b) Acquisition related costs.
(c) Loss on debt extinguishment associated with the tender offer and redemption of $135.4 million in aggregate principal amount of the Company’s 8.125% senior subordinated notes due 2015.
(d) Provision for income taxes includes the tax effect of the other reconciling items identified herein.
(e) The provision for income taxes, divided by income before income taxes, represents the effective tax rate. On a GAAP basis, this rate was 39.4% and 50.0% for the nine months ended April 28, 2012 and April 30, 2011, respectively. On a Non-GAAP basis, this rate was 42.1% for the nine months ended April 30, 2011.

Fiscal 2012
3rd Quarter Presentation
May 23, 2012